UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

KRYSTAL BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38210	82-1080209
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Wharton Street, Suite 701		15203
Pittsburgh,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 586-5830
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRYS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.                                                    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 15, 2026, Krystal Biotech, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.

Proposal One: Election of Class III Directors

The Company’s stockholders elected Krish S. Krishnan and Christopher Mason as members of the Company’s Board of Directors as Class III directors for a three-year term. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Krish S. Krishnan	23,802,920	3,079,194	1,581,473
Christopher Mason	22,581,854	4,300,260	1,581,473

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
28,443,155	15,434	4,998

Proposal Three: Non-Binding, Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,679,318	1,195,788	7,008	1,581,473

Proposal Four: Non-Employee Director Compensation Policy

The Company’s unaffiliated stockholders (i.e., excluding the members of the the Company’s board of directors and the defendants in the litigation entitled Corbin v. Janney, et al., C.A. No. 2025-1051-KSJM (Del. Ch.) who refrained from voting on this matter in their capacities as stockholders) approved the Company’s Non-Employee Director Compensation Policy. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,374,021	2,349,550	3,158,543	1,581,473

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2026	KRYSTAL BIOTECH, INC.

	By:	/s/ Krish S. Krishnan
	Name:	Krish S. Krishnan
	Title:	Chairman and Chief Executive Officer